UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2010 (December 28, 2009)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 938-1480
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 28, 2009, New Jersey Resources Corporation (the “Company”) entered into (i) performance share award agreements with performance criteria based upon total shareholder return (“TSR”), (ii) performance share award agreements with performance criteria based upon the Company’s net financial earnings (“NFE”) growth and (iii) restricted stock award agreements, with each of the named executive officers, pursuant to the Company’s 2007 Stock Award and Incentive Plan.
The TSR-based performance share awards vest, if at all, at the end of a thirty-three month performance period ending on September 30, 2012, based on relative Company TSR versus an established comparator group used for compensation purposes. The NFE growth-based performance share awards vest, if at all, based upon the Company’s average annual NFE per share growth at the end of thirty-six month period beginning on October 1, 2009, and ending on September 30, 2012. In the case of either performance share award, if performance does not meet the minimum threshold level, no shares will vest. The earned performance shares will be delivered to participants at the end of the performance period, upon the determination of the Leadership Development and Compensation Committee of the Company’s Board of Directors that the performance objectives have been met. A copy of the form of the TSR-based Performance Share Award Agreement and the NFE growth-based Performance Share Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively and incorporated herein by reference.
The restricted stock awarded by the Company to each of the named executive officers will vest in three equal installments beginning on October 15, 2010 and on each of the two subsequent anniversaries of that date. The form of award agreement for the restricted stock awards is incorporated by reference to Exhibit 10.20 to the Company’s Form 10-Q filed on February 6, 2009, as amended.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 10.1	Form of 2007 Stock Award Incentive Plan Performance Shares Agreement (TSR)

Exhibit 10.2	Form of 2007 Stock Award Incentive Plan Performance Shares Agreement (NFE Growth)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 4, 2010

NEW JERSEY RESOURCES CORPORATION
By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

10.1	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement (TSR)

10.2	Form of 2007 Stock Award and Incentive Plan Performance Shares Agreement (NFE Growth)